UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A
FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

NEUTRON ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nevada	98-0338100
(State of incorporation or organization)	(IRS Employer Identification No.)

450 Matheson Blvd. E., Suite 67
Mississauga, ON L4Z 1R5 Canada
(Address and zip code of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class To be so registered	Name of each exchange on which each class is to be registered
Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) check the following box

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) check the following box

Securities Act registration statement file number to which this form relates: Form SB-2 333-56516

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $.001 par value
(Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the Registrant’s Common Stock included under the caption “Description of Securities” set forth in the Prospectus (Registration No. 333-56516, filed with the Securities and Exchange Commission on March 2, 2001, as amended, the “Registration Statement”), is incorporated herein by reference.

ITEM 2. EXHIBITS

3.1	Articles of Incorporation of Registrant (incorporated by reference herein from Exhibit 3(i) to the Registrant Statement)

3.2	By-Laws of Registrant (incorporated by reference herein from Exhibit 3(ii) to the Registrant Statement)

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

July 25, 2006	Neutron Enterprises,Inc., Registrant

	By:	/s/ Rory Olson
Chief Executive Officer